THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of April 12, 2010, by and among TEXAS INDUSTRIES, INC., a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), and the financial institutions named on the signature pages hereto.

WITNESSETH:

WHEREAS, the Borrower, the Administrative Agent and the lenders named therein are parties to that certain Second Amended and Restated Credit Agreement dated as of June 19, 2009 (as amended, the “Credit Agreement”) (capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement);

WHEREAS, the Borrower desires to amend certain terms of the Credit Agreement and the Required Lenders have agreed to such amendments on the terms and conditions of this Amendment;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound hereby, the parties hereby agree as follows:

Section 1.                      Amendment.  Effective as of the Effective Date (defined below):

(a)           The definition of “Senior Notes” in Section 1.01 (Defined Terms) of the Credit Agreement is amended by replacing the proviso at the end thereof, which reads:

provided that terms, provisions and covenants substantially the same as those in the 2005 Indenture shall be deemed to satisfy the requirements of clauses (a) and (b) of this definition with the following new proviso:

provided that terms, provisions and covenants substantially the same as (or, taken as a whole, at least as favorable to the Borrower and its Subsidiaries as) those in the 2005 Indenture shall be deemed to satisfy the requirements of clauses (a) and (b) of this definition

(b)           Section 7.15 (Debt Payments) of the Credit Agreement is amended to add the following sentence to the end thereof:

Notwithstanding the foregoing, no prepayment, payment, redemption or purchase (or the establishment of a fund for the prepayment, redemption or purchase) of (a) Senior Notes or (b) Debt permitted pursuant to Section 7.03(j), using the proceeds from new Senior Notes or Debt permitted pursuant to Section 7.03(j) in an amount not less than the amount of such Senior Notes or Debt being prepaid, paid, redeemed or purchased, shall constitute a Restricted Debt Payment for purposes of this Section 7.15.

Section 2.                      Effectiveness.  This Amendment shall be effective automatically and without the necessity of any further action when the Administrative Agent has received (a) counterparts hereof duly executed by the Borrower and the Required Lenders and (b) a consent executed by the Guarantors pursuant to which each Guarantor consents to the amendment of the Credit Agreement contemplated hereby and reaffirms its obligations under the Guaranty (such date, the “Effective Date”).

Section 3.                      Reaffirmation of Representations and Warranties.  To induce the Required Lenders to enter into this Amendment, the Borrower hereby represents and warrants that, except to the extent such representations and warranties specifically refer to an earlier date, each representation and warranty of the Borrower contained in the Credit Agreement and the other Loan Documents is true and correct in all material respects on the date hereof and after giving effect to the amendments set forth herein.

Section 4.                      Miscellaneous.

4.1           Reaffirmation of Loan Documents; Liens.  All of the terms and provisions of the Credit Agreement and the other Loan Documents shall, except as amended and modified hereby, remain in full force and effect.  The Borrower agrees that the amendments and modifications herein contained shall in no manner adversely affect or impair the Obligations or the Liens securing payment and performance thereof.

4.2           Parties in Interest.  All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

4.3           Counterparts.  This Amendment may be executed in counterparts, and all parties need not execute the same counterpart.  Facsimiles shall be effective as originals.

4.4           Complete Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

4.5           Headings.  The headings and captions used in this Amendment are for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

4.6           Governing Law.  This Amendment shall be governed by, and construed in accordance with, the law of the State of Texas.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers on the date and year first above written.

BORROWER:

TEXAS INDUSTRIES, INC., a Delaware corporation

By: /s/ T. Lesley Vines
Name: T. Lesley Vines
Title: Vice President-Corporate Controller/Assistant Treasurer

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

ADMINISTRATIVE AGENT AND LENDERS:

BANK OF AMERICA, N.A., as Administrative Agent and a Lender

By: /s/ James B. Allin
Name: James B. Allin
Title: Senior Vice President

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

UBS LOAN FINANCE, as a Lender

By: __________________________
Name:
Title:

By: __________________________
Name:
Title:

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Greg Campbell
Name: Greg Campbell
Title: Vice President

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

COMERICA BANK, as a Lender

By: __________________________
Name:
Title:

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

SUNTRUST BANK, as a Lender

By: /s/ Angela Leake
Name: Angela Leake
Title: Vice President

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Matthew Kasper
Name: Matthew Kasper
Title: Relationship Manager

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

CAPITAL ONE, N.A., as a Lender

By: /s/ Mary Jo Hoch
Name: Mary Jo Hoch
Title: Senior Vice President

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By: /s/ Dwayne L. Coker
Name: Dwayne L. Coker
Title: Duly Authorized Signatory

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

CONSENT OF GUARANTORS

Each Guarantor hereby consents and agrees to the amendment of the Credit Agreement pursuant to this Amendment and further agrees that the Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Guarantor enforceable against it in accordance with the terms thereof.

BROOKHOLLOW CORPORATION
BROOK HOLLOW PROPERTIES, INC.
BROOKHOLLOW OF ALEXANDRIA, INC.
BROOKHOLLOW OF VIRGINIA, INC.
SOUTHWESTERN FINANCIAL
CORPORATION
CREOLE CORPORATION
PARTIN LIMESTONE PRODUCTS, INC.
RIVERSIDE CEMENT HOLDINGS COMPANY
TXI AVIATION, INC.
TXI CEMENT COMPANY
TXI RIVERSIDE INC.
TXI TRANSPORTATION COMPANY
TXI CALIFORNIA INC.
PACIFIC CUSTOM MATERIALS, INC.
TXI POWER COMPANY
TEXAS INDUSTRIES HOLDINGS, LLC
TEXAS INDUSTRIES TRUST
TXI LLC
TXI OPERATING TRUST

By: /s/ T. Lesley Vines
Name: T. Lesley Vines
Title: Authorized Officer

RIVERSIDE CEMENT COMPANY

By: /s/ T. Lesley Vines
Name: T. Lesley Vines
Title: Assistant General Manager-Controller and Assistant Treasurer

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

TXI OPERATIONS, LP

By: TXI Operating Trust, its general partner

By: /s/ T. Lesley Vines
Name: T. Lesley Vines
Title: Vice President-Corporate
Controller/Assistant Treasurer

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]